Exhibit 4.1

Execution Version

PULTEGROUP, INC.

INDENTURE SUPPLEMENT

DATED AS OF MARCH 1, 2016

TO

INDENTURE

DATED AS OF OCTOBER 24, 1995

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(as successor to J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION)

TRUSTEE

SENIOR DEBT SECURITIES

INDENTURE SUPPLEMENT, dated as of March 1, 2016, among PULTEGROUP, INC., a Michigan corporation (the “Company”), located at 3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”), and, for purposes of Article VI hereof, DIVOSTA HOMES, L.P., a Delaware limited partnership and a subsidiary of the Company (“DiVosta Homes”).

RECITALS

The Company and certain direct and indirect subsidiaries of the Company have heretofore executed and delivered to the Trustee that certain Indenture, dated as of October 24, 1995 (the “Original Indenture”), as amended by the Indenture Supplement dated as of August 27, 1997, the Indenture Supplement dated as of March 20, 1998, the Indenture Supplement dated as of January 31, 1999, the Indenture Supplement dated as of April 3, 2000, the Indenture Supplement dated as of February 21, 2001, the Indenture Supplement dated as of July 31, 2001, the Indenture Supplement dated as of August 6, 2001, the Indenture Supplement dated as of June 12, 2002, the Indenture Supplement dated as of February 3, 2003, the Indenture Supplement dated as of May 22, 2003, the Indenture Supplement dated as of January 16, 2004, the Indenture Supplement dated as of July 9, 2004, the Indenture Supplement dated as of February 10, 2005, the Indenture Supplement dated as of May 17, 2006, the Indenture Supplement dated as of September 15, 2009 and the Indenture Supplement dated as of February 8, 2016 (as so amended, the “Base Indenture;” and the Base Indenture, as amended by this Indenture Supplement, the “Indenture”), pursuant to which one or more series of unsecured senior debentures, notes, bonds or other evidences of senior indebtedness of the Company (hereinafter, the “Securities”) may be issued from time to time.

Section 901(6) of the Base Indenture provides that a supplemental indenture may be entered into by the Company, when authorized by or pursuant to a Board Resolution, and the Trustee without the consent of any Holders to make provisions to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Base Indenture.

Pursuant to the terms of Section 901(6) of the Base Indenture, the Company desires to provide for the establishment of the form and terms of (i) a new series of its Securities to be known as its 4.25% Senior Notes due 2021 (the “2021 Notes”) and (ii) a new series of its Securities to be known as its 5.50% Senior Notes due 2026 (the “2026 Notes” and, together with the 2021 Notes, the “Notes”).

Section 901(7) of the Base Indenture permits the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, to execute supplements to the Base Indenture for the purpose of adding guarantors of the Guaranteed Obligations without the consent of any Holders of the Securities.

Pursuant to the terms of Section 901(7) of the Base Indenture, the parties desire to add, effective as of the Guarantee Effective Date (as defined below), Divosta Homes as guarantor of the Guaranteed Obligations under the Indenture.

Section 901(9) of the Base Indenture provides that a supplemental indenture may be entered into by the Company, when authorized by or pursuant to a Board Resolution, and the Trustee without the consent of any Holders to make provisions with respect to matters arising under the Indenture which do not adversely affect the interests of the Holders of the Securities of any series in any material respect. Pursuant to Section 901(9) of the Base Indenture, the parties desire to make changes with respect to certain definitions in the Base Indenture, which do not adversely affect the interests of the Holders of the Securities of any series in any material respect.

The Company has furnished the Trustee with (i) an Opinion of Counsel stating that the execution of this Indenture Supplement is permitted by the Base Indenture and (ii) a copy of the resolutions of its Board of Directors certified by its Executive Vice President, Chief Legal Officer and Corporate Secretary, pursuant to which this Indenture Supplement has been authorized.

All things necessary to make this Indenture Supplement a valid agreement of the Company and the Trustee and a valid amendment of and supplement to the Base Indenture have been done.

NOW THEREFORE, THIS INDENTURE SUPPLEMENT WITNESSETH:

For and in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, and, as to Article III and Article VI of this Indenture Supplement, all Holders of Outstanding Securities any series, as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.01. Defined Terms. Except as otherwise expressly provided in this Indenture Supplement or in the respective forms of Note attached as Exhibit A and Exhibit B hereto or otherwise clearly required by the context hereof or thereof, all capitalized terms used and not defined in this Indenture Supplement that are defined in the Base Indenture shall have the meanings assigned to them in the Base Indenture. For all purposes of this Indenture Supplement:

“Base Indenture” has the meaning set forth in the recitals hereof.

“Certificated Note” has the meaning set forth in Section 2.04 hereof.

“Closing Date” means March 1, 2016.

“Company” has the meaning set forth in the preamble hereof.

“Global Note” has the meaning set forth in Section 2.04 hereof.

“Global Securities Legend” means the legend set forth on the respective forms of Note attached as Exhibit A and Exhibit B hereto.

“Indenture” has the meaning set forth in the recitals hereof.

“Interest Payment Date” has the meaning set forth in Section 2.02 hereof.

“Notes” means any of the Securities of each series designated in the third paragraph of the recitals hereof and Section 2.01 hereof that are authenticated and delivered under the Indenture. For all purposes of this Indenture Supplement, the term “Notes”, with respect to the 2021 Notes and the 2026 Notes, shall include the Notes of each such series initially issued on the Closing Date and any other Notes of each such series issued after the Closing Date. For purposes of the Indenture, the 2021 Notes shall constitute a single series of Securities under the Indenture and shall vote together to the extent so provided in the Indenture, and the 2026 Notes shall constitute a single series of Securities under the Indenture and shall vote together to the extent so provided in the Indenture.

“Original Indenture” has the meaning set forth in the recitals hereof.

“Regular Record Date” has the meaning set forth in Section 2.02 hereof.

“Registrar” has the meaning set forth in Section 5.03 hereof.

“Securities” has the meaning set forth in the recitals hereof.

“Trustee” has the meaning set forth in the preamble hereof.

The parties hereto acknowledge that certain terms are defined in both the Base Indenture and in this Indenture Supplement. The parties hereto hereby agree that, unless otherwise expressly stated or the context otherwise requires, any term which is defined in both the Base Indenture and in this Indenture Supplement, when used with respect to or in the respective certificates evidencing the Notes, shall have the meaning set forth in this Indenture Supplement.

ARTICLE II

TERMS OF THE NOTES

SECTION 2.01. Establishment of the Notes.

There is hereby authorized and established a series of Securities designated the 4.25% Senior Notes due 2021, limited in aggregate principal amount to $300,000,000 (except for 2021 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2021 Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture, or pursuant to Section 5 of the form of 2021 Notes attached hereto as Exhibit A); provided that the Company may, from time to time, without notice to or consent of Holders or beneficial owners of the Outstanding 2021 Notes, “reopen” this series of Securities so as to increase the aggregate principal amount of 2021 Notes Outstanding in compliance with the procedures set forth in the Indenture, including Sections 301 and 303 thereof, by issuing additional Securities having the same ranking, interest rate, maturity and other terms (except for the issue date, issue price and, in some cases, the first Interest Payment Date and the date from which interest shall begin to accrue) as the 2021 Notes then Outstanding; provided, further, that the Company shall not issue such additional Securities with the same CUSIP number as the 2021 Notes issued on the Closing Date if they are not fungible for U.S. federal income tax purposes with the 2021 Notes issued on the Closing Date; and provided, further, that any such additional Securities will constitute part of the same series as the 2021 Notes issued on the Closing Date.

(a) There is hereby authorized and established a series of Securities designated the 5.50% Senior Notes due 2026, limited in aggregate principal amount to $700,000,000 (except for 2026 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2026 Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture, or pursuant to Section 5 of the form of 2026 Notes attached hereto as Exhibit B); provided that the Company may, from time to time, without notice to or consent of Holders or beneficial owners of the Outstanding 2026 Notes, “reopen” this series of Securities so as to increase the aggregate principal amount of 2026 Notes Outstanding in compliance with the procedures set forth in the Indenture, including Sections 301 and 303 thereof, by issuing additional Securities having the same ranking, interest rate, maturity and other terms (except for the issue date, issue price and, in some cases, the first Interest Payment Date and the date from which interest shall begin to accrue) as the 2026 Notes then Outstanding; provided, further, that the Company shall not issue such additional Securities with the same CUSIP number as the 2026 Notes issued on the Closing Date if they are not fungible for U.S. federal income tax purposes with the 2026 Notes issued on the Closing Date; and provided, further, that any such additional Securities will constitute part of the same series as the 2026 Notes issued on the Closing Date.

SECTION 2.02. Terms of the Notes. The Stated Maturity on which the principal of the 2021 Notes shall be due and payable shall be March 1, 2021.

The Stated Maturity on which the principal of the 2026 Notes shall be due and payable shall be March 1, 2026.

The principal of the 2021 Notes shall bear interest at the rate of 4.25% per annum, which interest shall accrue from the most recent Interest Payment Date with respect to the 2021 Notes to which interest has been paid or duly provided for, and if no interest has been paid or duly provided for with respect to the 2021 Notes, from and including March 1, 2016, payable semi-annually in arrears on March 1 and September 1 (each, an “Interest Payment Date”) in each year, commencing September 1, 2016, to the Persons in whose names the 2021 Notes (or one or more Predecessor Securities) are registered at the close of business on the February 15 or August 15 immediately preceding such Interest Payment Dates (each, a “Regular Record Date”) regardless of whether such Regular Record Date is a Business Day. Any overdue principal of and premium, if any, on the 2021 Notes and any overdue installment of interest on the 2021 Notes shall, to the extent permitted by law, bear interest at the rate of 4.25% per annum.

The principal of the 2026 Notes shall bear interest at the rate of 5.50% per annum, which interest shall accrue from the most recent Interest Payment Date with respect to the 2026 Notes to which interest has been paid or duly provided for, and if no interest has been paid or duly provided for with respect to the 2026 Notes, from and including March 1, 2016, payable semi-annually in arrears on each Interest Payment Date in each year, commencing September 1, 2016, to the Persons in whose names the 2026 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date immediately preceding such

Interest Payment Dates regardless of whether such Regular Record Date is a Business Day. Any overdue principal of and premium, if any, on the 2026 Notes and any overdue installment of interest on the 2026 Notes shall, to the extent permitted by law, bear interest at the rate of 5.50% per annum.

Interest on each series of the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

No additional amounts will be payable on any Notes held by a Person who is a non-United States citizen in respect of any tax, assessment or governmental charge withheld or deducted.

The Borough of Manhattan, in The City of New York is hereby designated as a Place of Payment for the Notes of each series; and the place where the principal of and interest on the Notes of each series shall be payable, where Notes of each series may be surrendered for registration of transfer and exchange, and where notices and, if other than in the manner provided in Section 105 of the Indenture, demands to or upon the Company in respect of the Notes of each series may be served, shall be the office or agency maintained by the Company for that purpose in the Borough of Manhattan, in The City of New York, which initially shall be the office of the Trustee located at The Bank of New York Mellon Global Corporate Trust, Corporate Trust Window, 101 Barclay Street, 1st Floor, New York, New York 10286, Attention: Corporate Trust Administration.

Each series of Notes are subject to redemption at the option of the Company as provided in the respective forms of Note of each series attached hereto as Exhibit A or Exhibit B, as the case may be, and in the Indenture.

The Notes of each series shall not have the benefit of a sinking fund and will not be subject to mandatory redemption, but each series of Notes shall be subject to repurchase by the Company at the option of the Holders thereof on the terms and subject to the conditions set forth in Section 5 of the respective form of Note of each series attached hereto as Exhibit A or Exhibit B, as the case may be.

Each series of Notes shall be subject to the covenants set forth in Sections 1006 and 1007 and Article Eight of the Indenture. Articles Thirteen and Seventeen of the Indenture shall not apply to the Notes of any series.

The Notes of each series shall be subject to defeasance and covenant defeasance at the option of the Company as provided in Article Fourteen of the Indenture, and, without limiting the foregoing, in addition to the covenants set forth in Sections 1006 and 1007 and Article Eight of the Indenture, the provisions set forth in Section 5 of the respective form of Note of each series attached hereto as Exhibit A or Exhibit B, as the case may be, shall be subject to covenant defeasance pursuant to Section 1403 of the Indenture; provided that, without limitation to the provisions of Article Fourteen of the Indenture, the provisions of Article III of this Indenture Supplement shall survive any such defeasance or covenant defeasance and remain in full force and effect.

Each series of Notes shall have such other terms and provisions as are set forth in the form of Note of such series attached hereto as Exhibit A or Exhibit B, as the case may be (all of which are incorporated by reference in and made a part of this Indenture Supplement as if set forth in full at this place).

SECTION 2.03. Denominations. Each series of Notes shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

SECTION 2.04. Form. The 2021 Notes shall be in substantially the form set forth in Exhibit A hereto, and the 2026 Notes shall be in substantially the form set forth in Exhibit B hereto, in each case with such changes therein as may be authorized by any officer of the Company executing such Notes by manual or facsimile signature, such approval to be conclusively evidenced by the execution thereof by such officer.

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture Supplement, and the Company and the Trustee, by their execution and delivery of this Indenture Supplement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture Supplement, the provisions of this Indenture Supplement shall govern and be controlling.

Each series of Notes shall be issued as registered Securities without coupons.

The 2021 Notes shall be issued initially in the form of one or more permanent Global Securities, and the 2026 Notes shall be issued initially in the form of one or more permanent Global Securities (collectively, the “Global Notes”). The initial Depositary for the Global Notes shall be The Depository Trust Company. The Global Notes shall be registered in the name of the Depositary or a nominee of the Depositary and deposited with the Trustee, as custodian for the Depositary. Notes of each series may be issued in certificated form without interest coupons only to the extent provided by the Base Indenture and this Indenture Supplement (“Certificated Notes”). Except as provided in Section 5.02 of this Indenture Supplement, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Certificated Notes.

Holders of beneficial interests in the Notes shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its holders of beneficial interests, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

ARTICLE III

AMENDMENTS TO INDENTURE FOR THE BENEFIT

OF HOLDERS OF THE SECURITIES OF ANY SERIES

SECTION 3.01. Amendment to Definition of “Bank Credit Facility.” The definition of “Bank Credit Facility” in Section 101 of the Base Indenture is hereby amended and restated to read as follows:

“Bank Credit Facility” means collectively, the (i) Credit Agreement, dated as of July 23, 2014, by and among the Company, Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, the other lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, The Royal Bank of Scotland Plc, SunTrust Bank and Citibank, N.A., as co-documentation agents, BNP Paribas, Comerica Bank and PNC Bank, N.A., as managing agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, .J.P. Morgan Securities LLC, RBS Securities Inc., and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and joint bookrunners, and (ii) Term Loan Agreement, dated September 30, 2015, by and among the Company, Bank of America, N.A., as administrative agent, the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners and, in each case, any related documents (including, without limitation, any guarantees), as such agreements (and such related documents) may be amended, restated, amended and restated, supplemented, renewed, replaced or otherwise modified from time to time, including any agreement extending the maturity of or refinancing or refunding all or any portion of the Indebtedness thereof or increasing the amount to be borrowed under such agreements or any successor agreement, whether or not by or among the same parties.

SECTION 3.02. Addition of Definition of “Depositary” and Global Security.” Section 101 of the Base Indenture is hereby supplemented to add the following definitions, all in appropriate alphabetical sequence:

“Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act, specified for that purpose as contemplated by Section 301 or any successor clearing agency registered under the Exchange Act as contemplated by Section 305, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

“Global Security” means a Security bearing the legend specified in Section 204 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee. Unless otherwise specified, references to a permanent global security in the Indenture shall include any Global Security.

ARTICLE IV

AMENDMENTS TO INDENTURE SOLELY FOR THE BENEFIT

OF HOLDERS OF THE 2021 NOTES AND THE 2026 NOTES

SECTION 4.01. Amendment to Definition of “Business Day.” The definition of “Business Day” in Section 101 of the Base Indenture is hereby amended and restated to read as follows, but only insofar as it relates to the Notes:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

SECTION 4.02. Amendment to Definition of “Consolidated Net Tangible Assets.” The definition of “Consolidated Net Tangible Assets” in Section 101 of the Base Indenture (including as amended and restated by Section 3.02 of this Indenture Supplement) is hereby amended and restated to read as follows, but only insofar as it relates to the Notes:

“Consolidated Net Tangible Assets” means the total amount of assets which would be included on a combined balance sheet of the Restricted Subsidiaries (not including the Company) together with the total amount of assets that would be included on the Company’s balance sheet, not including its Subsidiaries, under Generally Accepted Accounting Principles (less applicable reserves and other properly deductible items) after deducting therefrom:

(1) all short-term liabilities and liability items, except for (i) liabilities and liability items payable by their terms more than one year from the date of determination (or renewable or extendible at the option of the obligor for a period ending more than one year after such date) and (ii) liabilities in respect of retiree benefits other than pensions for which the Restricted Subsidiaries are required to accrue pursuant to Accounting Standards Codification No. 715;

(2) Investments in Subsidiaries that are not Restricted Subsidiaries, including Pulte Mortgage LLC; and

(3) all goodwill, trade names, trademarks, patents, unamortized debt discount, unamortized expense incurred in the issuance of debt and other intangible assets.

SECTION 4.03. Amendment to Definition of “Generally Accepted Accounting Principles” or “GAAP.” The definition of “Generally Accepted Accounting Principles” or “GAAP” in Section 101 of the Base Indenture is hereby amended and restated to read as follows, but only insofar as it relates to the Notes:

“Generally Accepted Accounting Principles” or “GAAP” means generally accepted accounting principles in the United States, consistently applied, that are in effect as of the date of application thereof.

SECTION 4.04. Amendment to Definition of “Restricted Subsidiary.” The definition of “Restricted Subsidiary” in Section 101 of the Base Indenture is hereby amended and restated to read as follows, but only insofar as it relates to the Notes:

“Restricted Subsidiary” means any Guarantor and any other of the Company’s Subsidiaries, now owned or hereafter formed or acquired, and any successor to such Guarantor or Subsidiary other than (i) Pulte Mortgage LLC and its Subsidiaries, Centex Financial Services, LLC and its Subsidiaries and any other Subsidiary of the Company engaged primarily in the mortgage banking or title insurance business, (ii) North American Builders Indemnity Company and its Subsidiaries, (iii) any Subsidiary (and its immediate holding company parent, so long as such parent’s primary assets are Capital Stock in Subsidiaries formed for the specific purpose of (A) acquiring mortgages or other assets from the Company or any Guarantor, for cash or cash equivalents and at a value which is comparable to that which is obtained for such assets on an arm’s length transactions and (B) entering into a securitization program (or similar transaction or series of transactions) with respect to the acquired assets, provided that the sole recourse of such Subsidiary’s creditors is the assets of such Subsidiary or another Person other than the Company or a Guarantor; and (iv) any successor to any of the Subsidiaries described in clauses (i) through (iii).

SECTION 4.05. Amendment to Definition of “Senior Indebtedness.” The definition of “Senior Indebtedness” in Section 101 of the Base Indenture is hereby amended and restated to read as follows, but only insofar as it relates to the Notes:

“Senior Indebtedness” means the principal of (and premium, if any, on) and interest on (including interest accruing after the occurrence of an Event of Default or after the filing of a petition initiating any proceeding pursuant to any bankruptcy law whether or not such interest is an allowable claim in any such proceeding) and other amounts due on or in connection with any Indebtedness of the Company, whether outstanding on the date hereof or hereafter created, incurred or assumed, including under the Securities and the Bank Credit Facility, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be pari passu in right of payment to the Securities. Notwithstanding the foregoing, “Senior Indebtedness” shall not include (1) Indebtedness of the Company that is expressly subordinated in right of payment to any Senior Indebtedness of the Company, (2) Indebtedness of the Company that by operation of law is subordinate to any of our general unsecured obligations, (3) Indebtedness of the Company to any Subsidiary, (4) Indebtedness incurred in violation of Section 1006 or Section 1007, (5) to the extent it might constitute Indebtedness, any liability for federal, state or local taxes or other taxes, owed or owing by the Company, and (6) to the extent it might constitute Indebtedness, trade account payables owed or owing by the Company.

SECTION 4.06. Amendment to Definition of “Subsidiary.” The definition of “Subsidiary” in Section 101 of the Base Indenture is hereby amended and restated to read as follows, but only insofar as it relates to the Notes:

“Subsidiary” means, with respect to any Person, any corporation of which at the time of determination such Person, directly and/or indirectly through one or more Subsidiaries, owns more than 50% of the shares of Voting Stock, provided, however, that references to “Subsidiary” without reference to any particular Person means a Subsidiary of the Company.

SECTION 4.07. Addition of Definition of “Business Day at any Place of Payment” and “Business Day at such Place of Payment.” Section 101 of the Base Indenture is hereby supplemented, but only insofar as relates to the Notes, to add the following definition, in appropriate alphabetical sequence:

“Business Day at any Place of Payment” and “Business Day at such Place of Payment” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment are authorized or obligated by law or executive order to close.

SECTION 4.08. Amendment to Section 203 – Form of Guarantee. The form of Guarantee set forth in Section 203 of the Base Indenture is hereby amended, but only insofar as it relates to the Notes, by deleting the reference to “Attest:                     .”

SECTION 4.09. Amendment to the first paragraph of Section 303. The first paragraph of Section 303 of the Base Indenture is hereby amended and restated to read as follows, but only insofar as it relates to the Notes:

The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President. The Guarantees shall be executed on behalf of each Guarantor by such Guarantor’s Chairman, President, Vice President, Secretary, Assistant Secretary, Manager or Director (or if such Guarantor does not have any officers, managers or directors, by the Chairman, President, Vice President, Secretary, Assistant Secretary, Manager or Director of the Person that directly or indirectly manages or directs the affairs of such Guarantor). The signature of any of these officers on the Securities or Guarantees, as the case may be, may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

ARTICLE V

ORIGINAL ISSUE OF NOTES

SECTION 5.01. Notes. 2021 Notes in the aggregate principal amount of $300,000,000 and 2026 Notes in the aggregate principal amount of $700,000,000 may be executed by the Company and delivered to the Trustee for authentication and the Trustee shall thereupon authenticate and, on the Closing Date, deliver said Notes upon a Company Order without any further action by the Company.

SECTION 5.02. Certificated Notes.

(a) Global Notes of a series deposited with the Depositary or with the Trustee as Trustee pursuant to Section 2.04 of this Indenture Supplement shall be transferred to the beneficial owners thereof in the form of Certificated Notes of such series in an aggregate principal amount equal to the principal amount of such Global Notes of such series, in exchange for such Global Notes of such series, only if such transfer complies with Section 305 of the Indenture and Section 5.03 of this Indenture Supplement and (i) the Company notifies the Trustee that the Depositary is no longer willing or able to act as a depositary or clearing system for the Notes of such series or the Depositary ceases to be a “clearing agency” registered under the Exchange Act, and a successor depositary or clearing system is not appointed by the Company within 90 days of such notice or cessation, (ii) upon the occurrence and continuation of an Event of Default, or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Certificated Notes of such series under the Indenture rather than have the Notes of such series represented by a Global Security.

(b) Any Global Note of any series that is transferable to the beneficial owners thereof pursuant to this Section 5.02 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Certificated Notes of such series of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 5.02 shall be executed, authenticated and delivered only in denominations equal to integral multiples of $1,000 of principal amount, but in any case not less then $2,000 and registered in such names as the Depositary shall direct.

(c) The registered Holder of a Global Note of any series may grant proxies and otherwise authorize any Person, including holders of beneficial interests of such Global Note, to take any action which a Holder is entitled to take under the Indenture or the Notes of such series.

(d) In the event of the occurrence of any of the events specified in Section 5.02(a)(i), (ii) or (iii) of this Indenture Supplement, the Company will promptly make available to the Trustee a reasonable supply of Certificated Notes in fully registered form without interest coupons.

SECTION 5.03. Transfer and Exchange.

(a) Transfer and Exchange of Certificated Notes. When Certificated Notes of any series are presented to the Company’s registrar with respect to the Notes of such series (the “Registrar”) with a request:

(i) to register the transfer of such Certificated Notes; or

(ii) to exchange such Certificated Notes for an equal principal amount of Certificated Notes of such series of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange:

(A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(B) are accompanied by the following additional information and documents, as applicable:

(x) if such Certificated Notes are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Note); or

(y) if such Certificated Notes are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Note).

(b) Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note of any series may not be exchanged for a beneficial interest in a Global Note of such series except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Certificated Note of any series, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with written instructions directing the Trustee to make, or to direct the Trustee to make, an adjustment on its books and records with respect to the relevant Global Note of such series to reflect an increase in the aggregate principal amount of the Notes represented by such Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Trustee to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of Notes represented by such Global Note to be increased by the aggregate principal amount of such Certificated Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Global Note equal to the principal amount of such Certificated Note so canceled. If no Global Notes of such series are then outstanding and the

Global Notes of such series has not been previously exchanged for Certificated Notes of such series pursuant to Section 5.02 of this Indenture Supplement, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate, a new Global Note of such series in the appropriate principal amount.

(c) Transfer and Exchange of Global Notes.

(i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture Supplement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note of a series shall deliver a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note or another Global Note of such series and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note of any series to a beneficial interest in another Global Note of such series, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Note from which such interest is being transferred.

(iii) Notwithstanding any other provisions of this Indenture Supplement (other than the provisions set forth in Section 5.02 of this Indenture Supplement), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(d) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note of any series have either been exchanged for Certificated Notes of such series, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note of a series is exchanged for Certificated Notes of such series, transferred in exchange for an interest in another Global Note of such series, redeemed, repurchased or canceled, the principal amount of Notes of such series represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the custodian for such Global Note) with respect to such Global Note, by the Trustee or the custodian, to reflect such reduction.

(e) Obligations with Respect to Transfers of Notes.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Certificated Notes and Global Notes at the Registrar’s request.

(ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 906 or 1107 of the Indenture or pursuant to Section 5 of the respective forms of Note attached hereto as Exhibit A and Exhibit B, as the case may be).

(iii) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

(iv) The Company shall not be required to make and the Registrar need not register transfers or exchanges of Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or any Notes of any series for a period of 15 days before the mailing of a notice of redemption of Notes of such series to be redeemed.

(v) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture Supplement shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(f) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture Supplement or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture Supplement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI

ADDITION OF GUARANTOR

SECTION 6.01. Addition of Guarantor. Divosta Homes is hereby added as guarantor of the Guaranteed Obligations under the Indenture, effective January 1, 2015 (the “Guarantee Effective Date”).

SECTION 6.02. Assumption and Agreements. Divosta Homes hereby expressly assumes, as of the Guarantee Effective Date, all the obligations of a Guarantor under the Indenture, including the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of the Guarantees and the Indenture on its part to be performed or observed.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Ratification. This Indenture Supplement shall be deemed part of the Base Indenture in the manner and to the extent herein provided. Except as expressly amended hereby, the Base Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 7.02. Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 7.03. Governing Law. This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

SECTION 7.04. Trustee. The Trustee makes no representation as to the validity or sufficiency of this Indenture Supplement. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

PULTEGROUP, INC.

By:	/s/ Bruce E. Robinson
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

DIVOSTA HOMES, L.P.

By:	DiVosta Homes Holdings, LLC
Its:	General Partner

[SEAL]

By:	/s/ Bruce E. Robinson
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Attest:

By:	/s/ Steven M. Cook
Name:	Steven M. Cook
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Valere D. Boyd
Name:	Valere D. Boyd
Title:	Vice President

Indenture Supplement

EXHIBIT A

FORM OF 2021 NOTE

Each Global Note shall bear a legend substantially in the form set forth in this paragraph and substantially in the form set forth in the next succeeding paragraph (collectively, the “Global Securities Legend”).

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

PULTEGROUP, INC.

4.25% SENIOR NOTES DUE 2021

$●,000,000 No. ●	CUSIP: 745867 AV3 ISIN: US745867AV39

1. PAYMENTS. PULTEGROUP, INC., a corporation duly organized and existing under the laws of Michigan (herein called the “Company”, which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., c/o The Depository Trust Company, 55 Water Street, New York, New York 10041, or registered assigns, the principal sum indicated on Schedule A hereto on March 1, 2021, and to pay interest thereon from the most recent Interest Payment Date to which interest with respect to this Security has been paid or duly provided for, and if no interest has been paid or duly provided for with respect this Security, from and including March 1, 2016 [Note: if this Security is issued as part of a reopening of this series of Securities, then insert March 1, 2016 here if this Security is issued before the first Interest Payment Date for this series of Securities; if, however, such Security is issued on or after an Interest Payment Date for this series of Securities, then insert the date of the Interest Payment Date if issued on such Interest Payment Date or the date of the most recent Interest Payment Date if issued after such Interest Payment Date], semi-annually in arrears on March 1 and September 1 in each year, commencing on September 1, 2016, at the rate of 4.25% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the same rate per annum on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

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Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

[To be inserted only for Global Securities—This Security is a Global Security within the meaning of the Indenture and is registered in the name of the Depositary for this series of Securities or a nominee of the Depositary. Subject to the terms of the Indenture, beneficial interests in this Security shall be held through the book-entry facilities of the Depositary, and such beneficial interests shall be held in denominations equal to integral multiples of $1,000, but in any case not less then $2,000. As long as this Security is registered in the name of a Depositary or its nominee, the Company will make, or will cause the Trustee to make, payments of principal of and premium, if any, and interest on this Security by wire transfer of immediately available funds to such Depositary or its nominee.]

Notwithstanding the above, the final payment on this Security will be made only upon presentation and surrender of this Security at an office or agency maintained by the Company for that purpose in any Place of Payment for the Securities of this series.

2. INDENTURE. This Security is one of a duly authorized issue of securities of the Company (hereinafter called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 24, 1995, among the Company (formerly known as Pulte Homes, Inc., and previously, Pulte Corporation), those direct and indirect subsidiaries of the Company who are named therein as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee (as successor trustee to J.P. Morgan Trust Company, National Association, which was successor trustee to Bank One Trust Company, National Association, which was successor trustee to The First National Bank of Chicago) (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as amended and supplemented by the Indenture Supplement dated as of August 27, 1997, the Indenture Supplement dated as of March 20, 1998, the Indenture Supplement dated as of January 31, 1999, the Indenture Supplement dated as of April 3, 2000, the Indenture Supplement dated as of February 21, 2001, the Indenture Supplement dated as of July 31, 2001, the Indenture Supplement dated as of August 6, 2001, the Indenture Supplement dated as of June 12, 2002, the Indenture Supplement dated as of February 3, 2003, the Indenture Supplement dated as of May 22, 2003, the Indenture Supplement dated as of January 16, 2004, the Indenture Supplement dated as of July 9, 2004, the Indenture Supplement dated as of February 10, 2005, the Indenture Supplement dated as of May 17, 2006, the Indenture Supplement dated as of September 15, 2009, the Indenture Supplement dated as of February 8, 2016 and the Indenture Supplement dated as of the date hereof (the “March 2016 Indenture Supplement”) (as so amended, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000; provided that the aggregate principal amount of the Securities of this series which may be outstanding may be

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increased by the Company upon the terms and subject to the conditions set forth in the March 2016 Indenture Supplement. The Securities of this series are issuable only in registered form, without coupons, in the denominations specified in the March 2016 Indenture Supplement. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

3. OPTIONAL REDEMPTION. The Company may, at its option, at any time and from time to time, redeem, in whole or in part, prior to February 1, 2021 (the “Par Call Date”), the Securities of this series at a Redemption Price equal to the greater of:

(1) 100% of the principal amount of the Securities of this series to be redeemed; or

(2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of accrued and unpaid interest to, but not including, the applicable Redemption Date) that would be due if the Securities of this series matured on the Par Call Date, discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points (0.50%);

plus, in the case of both clauses (1) and (2) above, accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but not including, such Redemption Date.

On or after the Par Call Date, the Company may, at its option, redeem the Securities of this series in whole or in part at any time and from time to time at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but not including, such Redemption Date.

Notwithstanding the foregoing, payments of interest on this Security that are due and payable on any Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holder of this Security, registered as such at the close of business on the relevant record date according to their terms and the terms and provisions of the Indenture.

Any redemption will be on at least 30, but not more than 60 days’ prior notice (which notice, as long as the Securities of this series are held in book-entry form, will be given to DTC (or its nominee) or a successor Depositary (or its nominee)).

If money in U.S. dollars sufficient to pay the Redemption Price of and accrued interest on the Securities of this series to be redeemed is deposited with the Trustee on or before the Redemption Date, then on and after the Redemption Date interest will cease to accrue on the Securities of this series (or such portions thereof) called for redemption and those Securities of this series will cease to be outstanding.

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If less than all the Securities of this series are to be redeemed, the Securities to be redeemed shall be selected by the Depositary in accordance with its standard procedures in the case of Securities of this series represented by a Global Security, or by the Trustee by lot, in the case of Securities of this series that are not represented by a Global Security, as provided in the Indenture.

As used in this Section 3, the following terms have the meanings set forth below.

“Comparable Treasury Issue” means, with respect to any Redemption Date for the Securities of this series, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming the Securities of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series (assuming the Securities of this series matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) if the Quotation Agent obtains four or more Reference Treasury Dealer Quotations, the arithmetic average of the Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four but more than one such Reference Treasury Dealer Quotations, the arithmetic average of all such Reference Treasury Dealer Quotations for such Redemption Date; or (3) if the Quotation Agent obtains only one such Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation for such redemption date.

“Quotation Agent” means, for purposes of determining the Redemption Price of the Securities of this series to be redeemed on any Redemption Date, one of the Reference Treasury Dealers appointed by us.

“Reference Treasury Dealers” means, with respect to any Redemption Date for the Securities of this series (A) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and one primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”) designated by SunTrust Robinson Humphrey, Inc., or their respective successors, as the case may be; provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer or Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the relevant Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

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“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the relevant Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

4. NO MANDATORY REDEMPTION. This Security is not entitled to the benefit of a sinking fund or mandatory redemption provisions, but this Security shall be subject to repurchase by the Company at the option of the Holder of this Security on the terms and subject to the conditions set forth in Section 5 of this Security.

5. CHANGE OF CONTROL OFFER. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Securities of this series by notifying the Holders of Securities of this series to that effect as provided in Section 3 of this Security, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder of Securities of this series to repurchase (at such Holder’s option and on the terms described below) all or any part (in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof, provided that any remaining principal amount of any Security repurchased in part is $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Securities of this series. In a Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased, plus accrued and unpaid interest, if any, on the Securities of this series repurchased to, but not including, the Change of Control Payment Date (as defined below) (a “Change of Control Payment”); provided that, notwithstanding the foregoing, payments of interest on Securities of this series that are due and payable on any Interest Payment Date falling on or prior to such Change of Control Payment Date will be payable to the Holders of the Securities of this series registered as such at the close of business on the relevant record date according to their terms and the terms and provisions of the Indenture.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control (as defined below), but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will, unless the Company has exercised its option to redeem the Securities of this series by notifying the Holders of Securities of this series to that effect as provided in Section 3 of this Security, mail or cause to be mailed (or, in the case of Global Securities, give or cause to be given in accordance with the Depositary’s procedures) a notice (the “Change of Control Purchase Notice”) to all Holders of the Securities of this series, describing the transaction or transactions that constitute or may constitute the Change of Control and offering to repurchase the Securities of this series on the date specified in the Change of Control Purchase Notice, which date will be no earlier than 30 days and no later than 60 days from the date that the Change of Control Purchase Notice is sent, other than as may be required by applicable law or regulation (the “Change of Control Payment Date”). The Change of Control Purchase Notice will, if mailed (or given, as the case may be) prior to the date of consummation of the applicable Change of Control, state that the Change of Control Offer for, and the Company’s obligation to purchase, the Securities of this series are conditioned on such Change of Control and the related Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.

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Holders electing to have a Security of this series or portion thereof repurchased pursuant to a Change of Control Offer will be required to surrender the Security (which, in the case of Global Securities, must be made in accordance with the procedures of the Depositary), together with a duly completed and executed notice of Holder to elect repurchase in the form attached to this Security (which may, in the case of Global Securities, be given in accordance with the Depositary’s procedures) to the Trustee (or to such other Person as may be designated by the Company for such purpose) as provided in the applicable Change of Control Purchase Notice prior to the close of business on the third Business Day immediately preceding the applicable Change of Control Payment Date and to comply with other procedures and requirements set forth in such Change of Control Purchase Notice.

On each Change of Control Payment Date, the Company will be required, to the extent lawful, to:

1)	accept for payment all Securities or portions of Securities of this series properly tendered and not withdrawn pursuant to the applicable Change of Control Offer;

2)	deposit with a Paying Agent for the Securities of this series an amount equal to the aggregate Change of Control Payment in respect of all Securities or portions of Securities of this series properly tendered and not withdrawn pursuant to the applicable Change of Control Offer; and

3)	deliver or cause to be delivered to the Trustee the Securities or portions of Securities of this series properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities of this series being repurchased and that all conditions precedent provided for in the Indenture to the Change of Control Offer and to the repurchase by the Company of the Securities of this series pursuant to the applicable Change of Control Offer have been complied with.

Interest on Securities and portions of Securities of this series properly tendered for repurchase pursuant to a Change of Control Offer and not withdrawn will cease to accrue on and after the applicable Change of Control Payment Date, unless the Company shall have failed to accept such Securities and such portions of Securities for payment or failed to deposit the Change of Control Payment in respect thereof in accordance with the immediately preceding paragraph. The Company will promptly pay, or cause the Trustee or a Paying Agent for the Securities of this series to promptly pay (by application of funds deposited by the Company as aforesaid), to each Holder of Securities of this series (or portions thereof) properly tendered and not withdrawn and accepted for payment by the Company pursuant to such Change of Control Offer, the Change of Control Payment for such Securities. In the case of any Security of this series repurchased in part, the Trustee will promptly authenticate and mail (or cause to be delivered by book-entry transfer) to the Holder a new Security of this series equal in principal amount to any unrepurchased portion of the Security of this series repurchased in part.

The Company shall not be required to make a Change of Control Offer or repurchase any Securities of this series pursuant to any Change of Control Offer if a third party agrees to make such an offer in the manner, at the times and otherwise in compliance with the requirements for

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an offer made by the Company and the third party repurchases all Securities of this series properly tendered and not withdrawn under its offer. In addition, the Company will not be required to, and the Company will not, repurchase Securities of this series pursuant to a Change of Control Offer if there has occurred and is continuing an Event of Default, other than an Event of Default resulting from our failure to pay the Change of Control Payment on the applicable Change of Control Payment Date.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Securities of this series or the Indenture, the Company will comply with those securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Triggering Event provisions of the Securities of this series or the Indenture by virtue of any such conflict.

As used in this Section 5, the following terms have the meanings set forth below:

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any Person, other than to the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company, its Subsidiaries, the Company’s or its Subsidiaries’ employee stock ownership plans or employee benefit plans or any Permitted Holder) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person, immediately after giving effect to such transaction; or (4) the adoption by the Board of Directors (as defined in the Indenture) of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction (or series of related transactions) will not be deemed to be a Change of Control under clauses (2) and (3) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same (in the Company’s good-faith judgment) as the holders of the Company Voting Stock immediately prior to that transaction or (B) the shares of the Company’s Voting

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Stock outstanding immediately prior to such transaction are converted into or exchanged for, a majority of the Voting Stock of such holding company immediately after giving effect to such transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, BBB- (or the equivalent) by S&P, and a rating equal to or higher than the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company pursuant to clause (2) of the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Permitted Holder” means (i) William J. Pulte, (ii) any of his respective affiliates, parents, spouses, descendants, and spouses of descendants, (iii) any trusts or other entities controlled by Mr. Pulte and (iv) in the event of the death or incapacity of Mr. Pulte or any of the Persons referred to in clause (ii) above, their respective estates, heirs, executors, administrators or other personal representatives.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons beyond the control of the Company, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on Securities of this series is lowered by each of the Rating Agencies and the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies, in each case on any day during the 60-day period (which 60-day period will be extended so long as the rating of the Securities of this series is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) commencing on the earlier of (i) the first public notice of the occurrence of a Change of Control or (ii) the first public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event that would otherwise arise by virtue of a particular reduction in rating of the Securities of this series will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of “Change of Control Triggering Event”) if each Rating Agency making the reduction in its rating of the Securities of this series does not publicly announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of McGraw Hill Financial, Inc., and its successors.

A-9-

For the avoidance of doubt, the foregoing provisions of this Section 5 shall be the only provisions in respect of the Securities of this series relating to the subject matter set forth in this Section 5 and the provisions of Article Thirteen and Article Seventeen of the Indenture shall not be applicable to the Securities of this series.

6. ADDITIONAL COVENANTS APPLICABLE; INAPPLICABLE ARTICLES OF THE INDENTURE; DEFEASANCE AND COVENANT DEFEASANCE. The Securities of this series shall be subject to the covenants set forth in Sections 1006 and 1007 and Article Eight of the Indenture. As stated in Section 5 of this Security, Article Thirteen and Article Seventeen of the Indenture shall not apply to the Securities of this series. The Securities of this series shall be subject to defeasance and covenant defeasance at the option of the Company as provided in Article Fourteen of the Indenture, and, without limiting the foregoing, in addition to the covenants set forth in Sections 1006 and 1007 and Article Eight of the Indenture, the provisions set forth in Section 5 of this Security shall be subject to covenant defeasance pursuant to Section 1403 of the Indenture.

7. MODIFICATION AND WAIVER. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Outstanding Securities. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8. EVENTS OF DEFAULT AND REMEDIES. If an Event of Default shall occur and be continuing, the principal amount of all of the Outstanding Securities under the Indenture may be declared due and payable in the manner and with the effect provided in the Indenture.

As set forth in, and subject to the provisions of, the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series of Securities, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

A-10-

9. REGISTRATION OF TRANSFER. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. GOVERNING LAW AND MISCELLANEOUS. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the March 2016 Indenture Supplement shall have the meanings assigned to them in the March 2016 Indenture Supplement and all other terms used in this Security and defined elsewhere in the Indenture shall have the meanings assigned to them therein.

Unless the certificate of authentication hereon has been executed by the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[SIGNATURE PAGE FOLLOWS]

A-11-

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PULTEGROUP, INC.

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Dated: [                    ]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

A-12-

ABBREVIATIONS

The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                   –                  as tenants in common

TEN ENT                    –                  as tenants by the entireties

JT TEN                        –                  as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –		Custodian
	(Cust)		(Minor)

under the Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered holder(s) hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee)

the within Security and all rights thereunder, and hereby irrevocably constitute(s) and appoint(s)

attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the within instrument in every particular, without alteration or enlargement or any change whatever. The signature(s) must be guaranteed by an eligible guarantor institution with membership in an approved signature guarantee “medallion” program pursuant to Commission Rule 17Ad-15.

A-13-

Notice of Holder to Elect Repurchase

PulteGroup, Inc.

4.25% Senior Notes due 2021

To:	PulteGroup, Inc.

The Bank of New York Mellon Trust Company, N.A., as Trustee

The undersigned registered holder of this Security hereby acknowledges receipt of a Change of Control Purchase Notice from PulteGroup, Inc. (the “Company”) and hereby surrenders this Security (or the portion of the principal amount of this Security set forth below) for repurchase by the Company on the terms and subject to the conditions set forth in Section 5 of this Security and in the Change of Control Purchase Notice. Capitalized terms used herein but not defined shall have meanings set forth in this Security.

If you elect to have only a part of this Security repurchased by the Company, indicate the principal amount you elect to have repurchased in the following space; if you do not indicate a principal amount in the following space it means that you elect to have this entire Security repurchased by the Company:

Principal amount surrendered for repurchase $

(must be in a principal amount of

$2,000 or a multiple of $1,000 in

excess thereof and any portion of this

Security not surrendered for

repurchase must be in a principal

amount of $2,000 or a multiple of

$1,000 in excess thereof)

If the Security you are surrendering for repurchase is in physical form, insert the certificate number of the Security in the following space:

Certificate No.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Security)

By:
Authorized Signatory

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar for this Security, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-14-

GUARANTEE

For value received, each of the undersigned hereby irrevocably and unconditionally guarantees, jointly and severally, on a senior basis to the Holder of this Security and to the Trustee, on behalf of the Holder, (i) the due and punctual payment of the principal of and interest on this Security, when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on this Security, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holder of this Security or the Trustee all in accordance with the terms of this Security and the Indenture and (ii) in the case of any extension of time of payment or renewal of this Security or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity, by declaration of acceleration or otherwise (the obligations in clauses (i) and (ii) hereof being the “Guaranteed Obligations”). This Guarantee will not be valid or obligatory for any purpose until the Trustee duly executes the certificate of authentication on the Security upon which this Guarantee is endorsed.

Dated: [_____________]

Centex Development Company, L.P., a Delaware limited partnership

By:	Centex Homes
Its:	General Partner

By:	Centex Real Estate Corporation
Its:	Managing Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

[Signatures continued on following page]

A-15-

Centex Homes, a Nevada general partnership

By:	Centex Real Estate Corporation
Its:	Managing Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Del Webb Texas Limited Partnership, an Arizona limited partnership

By:	Del Webb Southwest Co.
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

DiVosta Homes, L.P., a Delaware limited partnership

By:	DiVosta Homes Holdings, LLC
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

[Signatures continued on following page]

A-16-

Potomac Yard Development LLC, a Delaware limited liability company

By:	Potomac Yard Development Sole Member LLC
Its:	Sole Member

By:	Pulte Home Corporation
Its:	Sole Member

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Communities NJ, Limited Partnership, a Michigan limited partnership

By:	Preserve I, Inc.
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Homes of NJ, Limited Partnership, a Michigan limited partnership

By:	Pulte Home Corporation of The Delaware Valley
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

[Signatures continued on following page]

A-17-

Pulte Homes of Texas, L.P., a Texas limited partnership

By:	Pulte Nevada I LLC
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Homes Tennessee Limited Partnership, a Nevada limited partnership

By:	Pulte Homes Tennessee, Inc.
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Realty Holdings, Inc., a Michigan corporation

By:
Name:	David Furstenberg
Title:	President

[Signatures continued on following page]

A-18-

Pulte Realty Limited Partnership, a Michigan limited partnership

By:	PH 55 LLC
Its:	General Partner

By:	Pulte Realty Holdings, Inc.
Its:	Sole Member

By:
Name:	David Furstenberg
Title:	President

Pulte/BP Murrieta Hills, LLC, a California limited liability company

By:	Pulte Home Corporation
Its:	Manager Member

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Homes of PA, Limited Partnership, a Michigan limited partnership

By:	PH 50 LLC
Its:	General Partner

By:
Name:	Stephen P. Schlageter
Title:	Manager

[Signatures continued on following page]

A-19-

Pulte Homes of Indiana, LLC, an Indiana limited liability company

By:
Name:	Steven M. Cook
Title:	Manager

The Guarantors listed on the attached Exhibit A

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

A-20-

Exhibit A to Guarantee

1.	Anthem Arizona, L.L.C.	an Arizona limited liability company

2.	Centex Construction of New Mexico, LLC	a Delaware limited liability company

3.	Centex Homes of California, LLC	a Delaware limited liability company

4.	Centex Homes, LLC	a Delaware limited liability company

5.	Centex International II, LLC	a Nevada limited liability company

6.	Centex LLC	a Nevada limited liability company

7.	Centex Real Estate Construction Company	a Nevada corporation

8.	Centex Real Estate Corporation	a Nevada corporation

9.	Del Webb California Corp.	an Arizona corporation

10.	Del Webb Communities of Illinois, Inc.	an Arizona corporation

11.	Del Webb Communities, Inc.	an Arizona corporation

12.	Del Webb Corporation	a Delaware corporation

13.	Del Webb Home Construction, Inc.	an Arizona corporation

14.	Del Webb Limited Holding Co.	an Arizona corporation

15.	Del Webb Southwest Co.	an Arizona corporation

16.	Del Webb’s Coventry Homes Construction Co.	an Arizona corporation

17.	Del Webb’s Coventry Homes of Nevada, Inc.	an Arizona corporation

A-21-

18.	Del Webb’s Coventry Homes, Inc.	an Arizona corporation

19.	DiVosta Building, LLC	a Michigan limited liability company

20.	DiVosta Homes Holdings, LLC	a Delaware limited liability company

21.	DW Homebuilding Co.	an Arizona corporation

22.	Nomas LLC	a Nevada limited liability company

23.	PH 19 Corporation	a Michigan corporation

24.	PH1 Corporation	a Michigan corporation

25.	PH3 Corporation	a Michigan corporation

26.	PH4 Corporation	a Michigan corporation

27.	PN II, Inc.	a Nevada corporation

28.	Preserve II, Inc.	a Michigan corporation

29.	Pulte Arizona Services, Inc.	a Michigan corporation

30.	Pulte Building Systems Holding Company, LLC	a Nevada limited liability company

31.	Pulte Development Corporation	a Michigan corporation

32.	Pulte Development New Mexico, Inc.	a Michigan corporation

33.	Pulte Home Corporation	a Michigan corporation

34.	Pulte Home Corporation of the Delaware Valley	a Michigan corporation

35.	Pulte Homes of Greater Kansas City, Inc.	a Michigan corporation

36.	Pulte Homes of Michigan LLC	a Michigan limited liability company

37.	Pulte Homes of Minnesota LLC	a Minnesota limited liability company

A-22-

38.	Pulte Homes of New England LLC	a Michigan limited liability company

39.	Pulte Homes of New Mexico, Inc.	a Michigan corporation

40.	Pulte Homes of New York LLC	a Delaware limited liability company

41.	Pulte Homes of Ohio LLC	a Michigan limited liability company

42.	Pulte Homes of St. Louis, LLC	a Nevada limited liability company

43.	Pulte Homes Tennessee, Inc.	a Michigan corporation

44.	Pulte Land Company, LLC	a Michigan limited liability company

45.	Pulte Nevada I LLC	a Delaware limited liability company

46.	Pulte Payroll Corporation	a Michigan corporation

47.	Pulte Texas Holdings, LLC	a Michigan limited liability company

48.	RN Acquisition 2 Corp.	a Nevada corporation

49.	Terravita Home Construction Co.	an Arizona corporation

50.	Wil Corporation	a Michigan corporation

A-23-

SCHEDULE A

The initial principal amount of this Global Security is $●. The following increases or decreases in the principal amount of this Global Security have been made:

Date made	Amount of increase in principal amount of this Global Security	Amount of decrease in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

A-24-

EXHIBIT B

FORM OF 2026 NOTE

Each Global Note shall bear a legend substantially in the form set forth in this paragraph and substantially in the form set forth in the next succeeding paragraph (collectively, the “Global Securities Legend”).

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

PULTEGROUP, INC.

5.50% SENIOR NOTES DUE 2026

$●,000,000 No. ●	CUSIP: 745867 AW1 ISIN: US745867AW12

1. PAYMENTS. PULTEGROUP, INC., a corporation duly organized and existing under the laws of Michigan (herein called the “Company”, which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., c/o The Depository Trust Company, 55 Water Street, New York, New York 10041, or registered assigns, the principal sum indicated on Schedule A hereto on March 1, 2026, and to pay interest thereon from the most recent Interest Payment Date to which interest with respect to this Security has been paid or duly provided for, and if no interest has been paid or duly provided for with respect this Security, from and including March 1, 2016 [Note: if this Security is issued as part of a reopening of this series of Securities, then insert March 1, 2016 here if this Security is issued before the first Interest Payment Date for this series of Securities; if, however, such Security is issued on or after an Interest Payment Date for this series of Securities, then insert the date of the Interest Payment Date if issued on such Interest Payment Date or the date of the most recent Interest Payment Date if issued after such Interest Payment Date], semi-annually in arrears on March 1 and September 1 in each year, commencing on September 1, 2016, at the rate of 5.50% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the same rate per annum on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

B-2-

Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

[To be inserted only for Global Securities—This Security is a Global Security within the meaning of the Indenture and is registered in the name of the Depositary for this series of Securities or a nominee of the Depositary. Subject to the terms of the Indenture, beneficial interests in this Security shall be held through the book-entry facilities of the Depositary, and such beneficial interests shall be held in denominations equal to integral multiples of $1,000, but in any case not less then $2,000. As long as this Security is registered in the name of a Depositary or its nominee, the Company will make, or will cause the Trustee to make, payments of principal of and premium, if any, and interest on this Security by wire transfer of immediately available funds to such Depositary or its nominee.]

Notwithstanding the above, the final payment on this Security will be made only upon presentation and surrender of this Security at an office or agency maintained by the Company for that purpose in any Place of Payment for the Securities of this series.

2. INDENTURE. This Security is one of a duly authorized issue of securities of the Company (hereinafter called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 24, 1995, among the Company (formerly known as Pulte Homes, Inc., and previously, Pulte Corporation), those direct and indirect subsidiaries of the Company who are named therein as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee (as successor trustee to J.P. Morgan Trust Company, National Association, which was successor trustee to Bank One Trust Company, National Association, which was successor trustee to The First National Bank of Chicago) (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as amended and supplemented by the Indenture Supplement dated as of August 27, 1997, the Indenture Supplement dated as of March 20, 1998, the Indenture Supplement dated as of January 31, 1999, the Indenture Supplement dated as of April 3, 2000, the Indenture Supplement dated as of February 21, 2001, the Indenture Supplement dated as of July 31, 2001, the Indenture Supplement dated as of August 6, 2001, the Indenture Supplement dated as of June 12, 2002, the Indenture Supplement dated as of February 3, 2003, the Indenture Supplement dated as of May 22, 2003, the Indenture Supplement dated as of January 16, 2004, the Indenture Supplement dated as of July 9, 2004, the Indenture Supplement dated as of February 10, 2005, the Indenture Supplement dated as of May 17, 2006, the Indenture Supplement dated as of September 15, 2009, the Indenture Supplement dated as of February 8, 2016 and the Indenture Supplement dated as of the date hereof (the “March 2016 Indenture Supplement”) (as so amended, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $700,000,000; provided that the aggregate principal amount of the Securities of this series which may be outstanding may be

B-3-

increased by the Company upon the terms and subject to the conditions set forth in the March 2016 Indenture Supplement. The Securities of this series are issuable only in registered form, without coupons, in the denominations specified in the March 2016 Indenture Supplement. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

3. OPTIONAL REDEMPTION. The Company may, at its option, at any time and from time to time, redeem, in whole or in part, prior to December 1, 2025 (the “Par Call Date”), the Securities of this series at a Redemption Price equal to the greater of:

(1) 100% of the principal amount of the Securities of this series to be redeemed; or

(2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of accrued and unpaid interest to, but not including, the applicable Redemption Date) that would be due if the Securities of this series matured on the Par Call Date, discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points (0.50%);

plus, in the case of both clauses (1) and (2) above, accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but not including, such Redemption Date.

On or after the Par Call Date, the Company may, at its option, redeem the Securities of this series in whole or in part at any time and from time to time at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the principal amount of the Securities of this series being redeemed to, but not including, such Redemption Date.

Notwithstanding the foregoing, payments of interest on this Security that are due and payable on any Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holder of this Security, registered as such at the close of business on the relevant record date according to their terms and the terms and provisions of the Indenture.

Any redemption will be on at least 30, but not more than 60 days’ prior notice (which notice, as long as the Securities of this series are held in book-entry form, will be given to DTC (or its nominee) or a successor Depositary (or its nominee)).

If money in U.S. dollars sufficient to pay the Redemption Price of and accrued interest on the Securities of this series to be redeemed is deposited with the Trustee on or before the Redemption Date, then on and after the Redemption Date interest will cease to accrue on the Securities of this series (or such portions thereof) called for redemption and those Securities of this series will cease to be outstanding.

B-4-

If less than all the Securities of this series are to be redeemed, the Securities to be redeemed shall be selected by the Depositary in accordance with its standard procedures in the case of Securities of this series represented by a Global Security, or by the Trustee by lot, in the case of Securities of this series that are not represented by a Global Security, as provided in the Indenture.

As used in this Section 3, the following terms have the meanings set forth below.

“Comparable Treasury Issue” means, with respect to any Redemption Date for the Securities of this series, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming the Securities of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series (assuming the Securities of this series matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) if the Quotation Agent obtains four or more Reference Treasury Dealer Quotations, the arithmetic average of the Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four but more than one such Reference Treasury Dealer Quotations, the arithmetic average of all such Reference Treasury Dealer Quotations for such Redemption Date; or (3) if the Quotation Agent obtains only one such Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation for such redemption date.

“Quotation Agent” means, for purposes of determining the Redemption Price of the Securities of this series to be redeemed on any Redemption Date, one of the Reference Treasury Dealers appointed by us.

“Reference Treasury Dealers” means, with respect to any Redemption Date for the Securities of this series (A) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and one primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”) designated by SunTrust Robinson Humphrey, Inc., or their respective successors, as the case may be; provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer or Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the relevant Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

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“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the relevant Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

4. NO MANDATORY REDEMPTION. This Security is not entitled to the benefit of a sinking fund or mandatory redemption provisions, but this Security shall be subject to repurchase by the Company at the option of the Holder of this Security on the terms and subject to the conditions set forth in Section 5 of this Security.

5. CHANGE OF CONTROL OFFER. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Securities of this series by notifying the Holders of Securities of this series to that effect as provided in Section 3 of this Security, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder of Securities of this series to repurchase (at such Holder’s option and on the terms described below) all or any part (in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof, provided that any remaining principal amount of any Security repurchased in part is $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Securities of this series. In a Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities of this series repurchased, plus accrued and unpaid interest, if any, on the Securities of this series repurchased to, but not including, the Change of Control Payment Date (as defined below) (a “Change of Control Payment”); provided that, notwithstanding the foregoing, payments of interest on Securities of this series that are due and payable on any Interest Payment Date falling on or prior to such Change of Control Payment Date will be payable to the Holders of the Securities of this series registered as such at the close of business on the relevant record date according to their terms and the terms and provisions of the Indenture.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control (as defined below), but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will, unless the Company has exercised its option to redeem the Securities of this series by notifying the Holders of Securities of this series to that effect as provided in Section 3 of this Security, mail or cause to be mailed (or, in the case of Global Securities, give or cause to be given in accordance with the Depositary’s procedures) a notice (the “Change of Control Purchase Notice”) to all Holders of the Securities of this series, describing the transaction or transactions that constitute or may constitute the Change of Control and offering to repurchase the Securities of this series on the date specified in the Change of Control Purchase Notice, which date will be no earlier than 30 days and no later than 60 days from the date that the Change of Control Purchase Notice is sent, other than as may be required by applicable law or regulation (the “Change of Control Payment Date”). The Change of Control Purchase Notice will, if mailed (or given, as the case may be) prior to the date of consummation of the applicable Change of Control, state that the Change of Control Offer for, and the Company’s obligation to purchase, the Securities of this series are conditioned on such Change of Control and the related Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.

B-6-

Holders electing to have a Security of this series or portion thereof repurchased pursuant to a Change of Control Offer will be required to surrender the Security (which, in the case of Global Securities, must be made in accordance with the procedures of the Depositary), together with a duly completed and executed notice of Holder to elect repurchase in the form attached to this Security (which may, in the case of Global Securities, be given in accordance with the Depositary’s procedures) to the Trustee (or to such other Person as may be designated by the Company for such purpose) as provided in the applicable Change of Control Purchase Notice prior to the close of business on the third Business Day immediately preceding the applicable Change of Control Payment Date and to comply with other procedures and requirements set forth in such Change of Control Purchase Notice.

On each Change of Control Payment Date, the Company will be required, to the extent lawful, to:

4)	accept for payment all Securities or portions of Securities of this series properly tendered and not withdrawn pursuant to the applicable Change of Control Offer;

5)	deposit with a Paying Agent for the Securities of this series an amount equal to the aggregate Change of Control Payment in respect of all Securities or portions of Securities of this series properly tendered and not withdrawn pursuant to the applicable Change of Control Offer; and

6)	deliver or cause to be delivered to the Trustee the Securities or portions of Securities of this series properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities of this series being repurchased and that all conditions precedent provided for in the Indenture to the Change of Control Offer and to the repurchase by the Company of the Securities of this series pursuant to the applicable Change of Control Offer have been complied with.

Interest on Securities and portions of Securities of this series properly tendered for repurchase pursuant to a Change of Control Offer and not withdrawn will cease to accrue on and after the applicable Change of Control Payment Date, unless the Company shall have failed to accept such Securities and such portions of Securities for payment or failed to deposit the Change of Control Payment in respect thereof in accordance with the immediately preceding paragraph. The Company will promptly pay, or cause the Trustee or a Paying Agent for the Securities of this series to promptly pay (by application of funds deposited by the Company as aforesaid), to each Holder of Securities of this series (or portions thereof) properly tendered and not withdrawn and accepted for payment by the Company pursuant to such Change of Control Offer, the Change of Control Payment for such Securities. In the case of any Security of this series repurchased in part, the Trustee will promptly authenticate and mail (or cause to be delivered by book-entry transfer) to the Holder a new Security of this series equal in principal amount to any unrepurchased portion of the Security of this series repurchased in part.

The Company shall not be required to make a Change of Control Offer or repurchase any Securities of this series pursuant to any Change of Control Offer if a third party agrees to make such an offer in the manner, at the times and otherwise in compliance with the requirements for

B-7-

an offer made by the Company and the third party repurchases all Securities of this series properly tendered and not withdrawn under its offer. In addition, the Company will not be required to, and the Company will not, repurchase Securities of this series pursuant to a Change of Control Offer if there has occurred and is continuing an Event of Default, other than an Event of Default resulting from our failure to pay the Change of Control Payment on the applicable Change of Control Payment Date.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Securities of this series or the Indenture, the Company will comply with those securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Triggering Event provisions of the Securities of this series or the Indenture by virtue of any such conflict.

As used in this Section 5, the following terms have the meanings set forth below:

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any Person, other than to the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company, its Subsidiaries, the Company’s or its Subsidiaries’ employee stock ownership plans or employee benefit plans or any Permitted Holder) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person, immediately after giving effect to such transaction; or (4) the adoption by the Board of Directors (as defined in the Indenture) of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction (or series of related transactions) will not be deemed to be a Change of Control under clauses (2) and (3) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same (in the Company’s good-faith judgment) as the holders of the Company Voting Stock immediately prior to that transaction or (B) the shares of the Company’s Voting Stock outstanding immediately prior to such transaction are converted into or exchanged for, a majority of the Voting Stock of such holding company immediately after giving effect to such transaction.

B-8-

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, BBB- (or the equivalent) by S&P, and a rating equal to or higher than the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company pursuant to clause (2) of the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Permitted Holder” means (i) William J. Pulte, (ii) any of his respective affiliates, parents, spouses, descendants, and spouses of descendants, (iii) any trusts or other entities controlled by Mr. Pulte and (iv) in the event of the death or incapacity of Mr. Pulte or any of the Persons referred to in clause (ii) above, their respective estates, heirs, executors, administrators or other personal representatives.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons beyond the control of the Company, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on Securities of this series is lowered by each of the Rating Agencies and the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies, in each case on any day during the 60-day period (which 60-day period will be extended so long as the rating of the Securities of this series is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) commencing on the earlier of (i) the first public notice of the occurrence of a Change of Control or (ii) the first public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event that would otherwise arise by virtue of a particular reduction in rating of the Securities of this series will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of “Change of Control Triggering Event”) if each Rating Agency making the reduction in its rating of the Securities of this series does not publicly announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of McGraw Hill Financial, Inc., and its successors.

B-9-

For the avoidance of doubt, the foregoing provisions of this Section 5 shall be the only provisions in respect of the Securities of this series relating to the subject matter set forth in this Section 5 and the provisions of Article Thirteen and Article Seventeen of the Indenture shall not be applicable to the Securities of this series.

6. ADDITIONAL COVENANTS APPLICABLE; INAPPLICABLE ARTICLES OF THE INDENTURE; DEFEASANCE AND COVENANT DEFEASANCE. The Securities of this series shall be subject to the covenants set forth in Sections 1006 and 1007 and Article Eight of the Indenture. As stated in Section 5 of this Security, Article Thirteen and Article Seventeen of the Indenture shall not apply to the Securities of this series. The Securities of this series shall be subject to defeasance and covenant defeasance at the option of the Company as provided in Article Fourteen of the Indenture, and, without limiting the foregoing, in addition to the covenants set forth in Sections 1006 and 1007 and Article Eight of the Indenture, the provisions set forth in Section 5 of this Security shall be subject to covenant defeasance pursuant to Section 1403 of the Indenture.

7. MODIFICATION AND WAIVER. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Outstanding Securities. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8. EVENTS OF DEFAULT AND REMEDIES. If an Event of Default shall occur and be continuing, the principal amount of all of the Outstanding Securities under the Indenture may be declared due and payable in the manner and with the effect provided in the Indenture.

As set forth in, and subject to the provisions of, the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series of Securities, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

B-10-

9. REGISTRATION OF TRANSFER. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

10. GOVERNING LAW AND MISCELLANEOUS. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the March 2016 Indenture Supplement shall have the meanings assigned to them in the March 2016 Indenture Supplement and all other terms used in this Security and defined elsewhere in the Indenture shall have the meanings assigned to them therein.

Unless the certificate of authentication hereon has been executed by the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[SIGNATURE PAGE FOLLOWS]

B-11-

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PULTEGROUP, INC.

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Dated: [                    ]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

B-12-

ABBREVIATIONS

The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                   –                  as tenants in common

TEN ENT                    –                  as tenants by the entireties

JT TEN                        –                  as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –		Custodian
	(Cust)		(Minor)

under the Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered holder(s) hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee)

the within Security and all rights thereunder, and hereby irrevocably constitute(s) and appoint(s)

attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the within instrument in every particular, without alteration or enlargement or any change whatever. The signature(s) must be guaranteed by an eligible guarantor institution with membership in an approved signature guarantee “medallion” program pursuant to Commission Rule 17Ad-15.

B-13-

Notice of Holder to Elect Repurchase

PulteGroup, Inc.

5.50% Senior Notes due 2026

To:	PulteGroup, Inc.

The Bank of New York Mellon Trust Company, N.A., as Trustee

The undersigned registered holder of this Security hereby acknowledges receipt of a Change of Control Purchase Notice from PulteGroup, Inc. (the “Company”) and hereby surrenders this Security (or the portion of the principal amount of this Security set forth below) for repurchase by the Company on the terms and subject to the conditions set forth in Section 5 of this Security and in the Change of Control Purchase Notice. Capitalized terms used herein but not defined shall have meanings set forth in this Security.

If you elect to have only a part of this Security repurchased by the Company, indicate the principal amount you elect to have repurchased in the following space; if you do not indicate a principal amount in the following space it means that you elect to have this entire Security repurchased by the Company:

Principal amount surrendered for repurchase $

(must be in a principal amount of

$2,000 or a multiple of $1,000 in

excess thereof and any portion of this

Security not surrendered for

repurchase must be in a principal

amount of $2,000 or a multiple of

$1,000 in excess thereof)

If the Security you are surrendering for repurchase is in physical form, insert the certificate number of the Security in the following space:

Certificate No.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Security)

By:
Authorized Signatory

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar for this Security, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

B-14-

GUARANTEE

For value received, each of the undersigned hereby irrevocably and unconditionally guarantees, jointly and severally, on a senior basis to the Holder of this Security and to the Trustee, on behalf of the Holder, (i) the due and punctual payment of the principal of and interest on this Security, when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on this Security, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holder of this Security or the Trustee all in accordance with the terms of this Security and the Indenture and (ii) in the case of any extension of time of payment or renewal of this Security or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity, by declaration of acceleration or otherwise (the obligations in clauses (i) and (ii) hereof being the “Guaranteed Obligations”). This Guarantee will not be valid or obligatory for any purpose until the Trustee duly executes the certificate of authentication on the Security upon which this Guarantee is endorsed.

Dated: [                    ]

Centex Development Company, L.P., a Delaware limited partnership

By:	Centex Homes
Its:	General Partner

By:	Centex Real Estate Corporation
Its:	Managing Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

[Signatures continued on following page]

B-15-

Centex Homes, a Nevada general partnership

By:	Centex Real Estate Corporation
Its:	Managing Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Del Webb Texas Limited Partnership, an Arizona limited partnership

By:	Del Webb Southwest Co.
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

DiVosta Homes, L.P., a Delaware limited partnership

By:	DiVosta Homes Holdings, LLC
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

[Signatures continued on following page]

B-16-

Potomac Yard Development LLC, a Delaware limited liability company

By:	Potomac Yard Development Sole Member LLC
Its:	Sole Member

By:	Pulte Home Corporation
Its:	Sole Member

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Communities NJ, Limited Partnership, a Michigan limited partnership

By:	Preserve I, Inc.
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Homes of NJ, Limited Partnership, a Michigan limited partnership

By:	Pulte Home Corporation of The Delaware Valley
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

[Signatures continued on following page]

B-17-

Pulte Homes of Texas, L.P., a Texas limited partnership

By:	Pulte Nevada I LLC
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Homes Tennessee Limited Partnership, a Nevada limited partnership

By:	Pulte Homes Tennessee, Inc.
Its:	General Partner

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Realty Holdings, Inc., a Michigan corporation

By:
Name:	David Furstenberg
Title:	President

[Signatures continued on following page]

B-18-

Pulte Realty Limited Partnership, a Michigan limited partnership

By:	PH 55 LLC
Its:	General Partner

By:	Pulte Realty Holdings, Inc.
Its:	Sole Member

By:
Name:	David Furstenberg
Title:	President

Pulte/BP Murrieta Hills, LLC, a California limited liability company

By:	Pulte Home Corporation
Its:	Manager Member

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

Pulte Homes of PA, Limited Partnership, a Michigan limited partnership

By:	PH 50 LLC
Its:	General Partner

By:
Name:	Stephen P. Schlageter
Title:	Manager

[Signatures continued on following page]

B-19-

Pulte Homes of Indiana, LLC, an Indiana limited liability company

By:
Name:	Steven M. Cook
Title:	Manager

The Guarantors listed on the attached Exhibit A

By:
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

B-20-

Exhibit A to Guarantee

51. Anthem Arizona, L.L.C.	an Arizona limited liability company

52. Centex Construction of New Mexico, LLC	a Delaware limited liability company

53. Centex Homes of California, LLC	a Delaware limited liability company

54. Centex Homes, LLC	a Delaware limited liability company

55. Centex International II, LLC	a Nevada limited liability company

56. Centex LLC	a Nevada limited liability company

57. Centex Real Estate Construction Company	a Nevada corporation

58. Centex Real Estate Corporation	a Nevada corporation

59. Del Webb California Corp.	an Arizona corporation

60. Del Webb Communities of Illinois, Inc.	an Arizona corporation

61. Del Webb Communities, Inc.	an Arizona corporation

62. Del Webb Corporation	a Delaware corporation

63. Del Webb Home Construction, Inc.	an Arizona corporation

64. Del Webb Limited Holding Co.	an Arizona corporation

65. Del Webb Southwest Co.	an Arizona corporation

66. Del Webb’s Coventry Homes Construction Co.	an Arizona corporation

67. Del Webb’s Coventry Homes of Nevada, Inc.	an Arizona corporation

B-21-

68. Del Webb’s Coventry Homes, Inc.	an Arizona corporation

69. DiVosta Building, LLC	a Michigan limited liability company

70. DiVosta Homes Holdings, LLC	a Delaware limited liability company

71. DW Homebuilding Co.	an Arizona corporation

72. Nomas LLC	a Nevada limited liability company

73. PH 19 Corporation	a Michigan corporation

74. PH1 Corporation	a Michigan corporation

75. PH3 Corporation	a Michigan corporation

76. PH4 Corporation	a Michigan corporation

77. PN II, Inc.	a Nevada corporation

78. Preserve II, Inc.	a Michigan corporation

79. Pulte Arizona Services, Inc.	a Michigan corporation

80. Pulte Building Systems Holding Company, LLC	a Nevada limited liability company

81. Pulte Development Corporation	a Michigan corporation

82. Pulte Development New Mexico, Inc.	a Michigan corporation

83. Pulte Home Corporation	a Michigan corporation

84. Pulte Home Corporation of the Delaware Valley	a Michigan corporation

85. Pulte Homes of Greater Kansas City, Inc.	a Michigan corporation

86. Pulte Homes of Michigan LLC	a Michigan limited liability company

B-22-

87. Pulte Homes of Minnesota LLC	a Minnesota limited liability company

88. Pulte Homes of New England LLC	a Michigan limited liability company

89. Pulte Homes of New Mexico, Inc.	a Michigan corporation

90. Pulte Homes of New York LLC	a Delaware limited liability company

91. Pulte Homes of Ohio LLC	a Michigan limited liability company

92. Pulte Homes of St. Louis, LLC	a Nevada limited liability company

93. Pulte Homes Tennessee, Inc.	a Michigan corporation

94. Pulte Land Company, LLC	a Michigan limited liability company

95. Pulte Nevada I LLC	a Delaware limited liability company

96. Pulte Payroll Corporation	a Michigan corporation

97. Pulte Texas Holdings, LLC	a Michigan limited liability company

98. RN Acquisition 2 Corp.	a Nevada corporation

99. Terravita Home Construction Co.	an Arizona corporation

100. Wil Corporation	a Michigan corporation

B-23-

SCHEDULE A

The initial principal amount of this Global Security is $●. The following increases or decreases in the principal amount of this Global Security have been made:

Date made	Amount of increase in principal amount of this Global Security	Amount of decrease in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

B-24-